Exhibit 99.4

Corporate Governance Guidelines

TRAJECTORY ALPHA ACQUISITION CORP.

CORPORATE GOVERNANCE GUIDELINES

(Effective as of December 9, 2021)

Trajectory Alpha Acquisition Corp. (the “Company”) is committed to developing effective, transparent and accountable corporate governance practices. These Corporate Governance Guidelines (these “Guidelines”) were approved by the Company’s board of directors (the “Board”) as a set of guiding principles by which the affairs of the Company will be governed. The Board intends that these Guidelines serve as a flexible framework within which the Board may conduct its business, not as a set of binding legal obligations.

These Guidelines do not change or interpret the Company’s amended and restated certificate of incorporation or by laws, or any amendment or restatement thereof, or any other governing documents, including the charters of any committee of the Board. These Guidelines are not intended to change or augment the obligations of the Company or its directors or management under the federal securities laws or rules and regulations of the applicable stock exchange on which the Company’s securities are then listed or to create new standards for determining whether directors or management have fulfilled their duties, including fiduciary duties under applicable law.

These Guidelines are subject to modification by the Board.

I.	RESPONSIBILITIES OF THE BOARD

1.	Responsibilities of the Board

The business of the Company is conducted by management under the direction of the Chief Executive Officer. The Board’s responsibility is to oversee, on behalf of the stockholders, the conduct of the Company’s business, to provide advice and counsel to the Chief Executive Officer and senior management, to protect the Company’s best interests and to foster the creation of long-term value for stockholders.

Among other things, the Board’s decision-making responsibilities include:

1.	review and approval of the Company’s plans, strategies, objectives and policies, as developed by the Chief Executive Officer and senior management;

2.	approval of director candidates recommended by the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) for election by stockholders at the annual meeting; and

3.	approval of material investments or divestitures, strategic transactions, related party transactions and other significant transactions not in the ordinary course of the Company’s business.

Among other things, the Board’s oversight responsibilities include monitoring and/or making inquiries concerning:

1.	the Company’s performance in relation to its plans, strategies, financial and non-financial objectives;

2.	the performance and effectiveness of the Company’s management team;

3.	succession and development plans for key executives of the Company, including the Chief Executive Officer;

4.	the various committees of the Board;

5.	through the audit committee of the Board (the “Audit Committee”), evaluating the integrity of the Company’s accounting and financial reporting systems, including the audit of the Company’s annual financial statements by the independent registered public accounting firm, and that appropriate systems of control are in place. The Audit Committee reports to the Board on a regular basis and the Board, upon the recommendation of the Audit Committee, takes the actions that are necessary to ensure the integrity of the Company’s accounting and financial reporting systems and that appropriate controls are in place; and

6.	the Company’s compliance with legal and regulatory requirements.

In carrying out their responsibilities, members of the Board will exercise their business judgment and act in ways that they reasonably believe will serve the best interests of the Company and its stockholders. As appropriate, the Board may also consider the interests of other stakeholders, including employees, customers, lenders and members of the communities in which the Company operates.

2.	Expectations of Members of the Board

Members of the Board are expected to:

1.	become and remain informed about the Company, its business and its industry;

2.	attend all meetings of the Board and committees of the Board on which they serve, having read and considered any materials distributed in advance of the meeting; and

3.	participate constructively in meetings of the Board and committees of the Board, drawing upon their individual experience, knowledge and background, as appropriate, to provide perspectives and insights.

II.	OPERATIONS OF THE BOARD

1.	Board Size

The number of directors which shall constitute the Board shall be fixed from time to time in accordance with the provisions of the Company’s certificate of incorporation and by laws then in effect.

2.	Board Independence

It is the Board’s policy that a majority of the directors will be “independent” as that term is defined in the listing standards of the New York Stock Exchange (“NYSE”); provided, however, that, pursuant to the exemption provided to “controlled companies” by the listing standards of the NYSE, for such time that the Company qualifies as a controlled company, as well as any phase-in period for listing in conjunction with an initial public offering, the Company shall not be required to comply with such director independence requirements. The Board may also examine other factors that will contribute to effective oversight and decision-making by the Board; provided, however, that, so long as the Company is subject to NYSE rules and regulations, the Company shall meet any requirements therein, including with respect to director independence.

3.	Board Meetings

The Board plans to hold four (4) regular meetings annually and may hold additional or special meetings whenever necessary, but may hold fewer meetings prior to the Company’s initial business combination. Regular and special meetings of the Board may be held either in person or by conference call. The Board may also act by unanimous written consent.

4.	Board Agendas

In preparation for meetings of the Board, the Chief Executive Officer, with support from the Chief Financial Officer and such other officers as the Chief Executive Officer or the Chief Financial Officer may designate, shall, to the extent applicable, disseminate to directors on a timely basis briefing materials regarding matters to be included in the meeting agenda, as well as minutes from prior meetings and any written reports by committees of the Board. Each member of the Board may suggest inclusion of items on the agenda and raise at any meeting of the Board subjects that are not specifically on the agenda for such meeting.

5.	Board Materials Distributed in Advance

Information and materials that are important to the Board’s understanding of the agenda items and other topics to be considered at a meeting of the Board should, to the extent practicable and appropriate, be distributed sufficiently in advance of such meeting to permit prior review by the directors. Directors are expected to have reviewed and be prepared to discuss all materials distributed in advance of any meeting.

6.	Board Committees

The Board currently has the following standing committees: Audit Committee, Nominating and Corporate Governance Committee and compensation committee of the Board (the “Compensation Committee”). The committees’ charters are posted on the Company’s website. From time to time, the Board may form a new committee or disband an existing committee depending on the circumstances. Each committee shall comply with the independence and other requirements established by applicable law and rules and regulations, including those of the Securities and Exchange Commission and NYSE, within any required timeframes.

The Nominating and Corporate Governance Committee may make recommendations to the Board relative to committee members and chairs consistent with the membership criteria outlined in the charter of the applicable committee. Committee appointments are subject to approval of the majority of the full Board. The Board may replace any committee chairs or members or add additional members to a committee of the Board at any time during the year.

Members of all standing committees are appointed by the Board. The Board determines the exact number of members and can at any time remove or replace a member of a committee of the Board. The chair of each committee of the Board will, in consultation with appropriate committee members and members of management and in accordance with such committee’s charter, determine the frequency and length of meetings of such committee and develop such committee’s agenda.

7.	Separate Sessions of Independent Directors

NYSE rules and regulations require independent members of the Board to meet in regularly scheduled executive sessions without non-independent directors. The Board’s policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors, at such times and with such frequency as required by NYSE rules and regulations and as otherwise necessary. Committees of the Board may also meet in executive session as deemed appropriate.

III.	DIRECTOR QUALIFICATIONS AND BOARD COMPOSITION

1.	Director Criteria

The Company seeks to align composition of the Board with the Company’s strategic direction so that members of the Board bring skills, experience and backgrounds that are relevant to the key strategic and operational issues that they will oversee and approve. Director candidates are typically selected based on their integrity and character, sound, independent judgment, track record of accomplishment in leadership roles as well as their professional and corporate expertise, skills and experience. Criteria that are typically considered by the Board in the selection of directors include:

1.	should have demonstrated notable or significant achievements in business, education or public service;

2.	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

3.	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

2.	Regulatory Requirements

The Nominating and Corporate Governance Committee reviews composition of the Board and the committees of the Board at least annually to ensure that the Company complies with NYSE rules and regulations and any other regulatory requirements. In so doing, the Nominating and Corporate Governance Committee conducts a review of the independence of all members of the Board for the purposes of determining whether members of the Board are “independent” under applicable NYSE rules and regulations. Members of the Board must notify the chair of the Nominating and Corporate Governance Committee, as soon as practicable, in the event that their respective circumstances change in a manner that may impact the Nominating and Corporate Governance Committee’s view of their independence.

3.	Nominating Process

The nominating process outlined in these Guidelines applies only with respect to the nomination of director candidates who will be presented to the Company’s stockholders for election at the annual meeting, if any. Where a third party has the right to propose for nomination one or more directors to the Board, the selection and nomination of such directors need not be subject to this process.

1.	The Nominating and Corporate Governance Committee is responsible for screening and recommending to the Board nominees for election as directors of the Company, including nominees recommended by stockholders of the Company. When formulating its recommendations, the Nominating and Corporate Governance Committee will consider advice and recommendations from stockholders, management and others as it deems appropriate and will also take into account the performance of incumbent directors in determining whether to recommend them to stand for reelection at the annual meeting of stockholders.

2.	After the completion of interviews (including, as appropriate, with other members of the Board, the Chief Executive Officer and other members of senior management) and reference checks of identified director candidates, the Nominating and Corporate Governance Committee will meet in person or by conference call to discuss and make recommendations to the Board with respect to the director candidates. The full Board will then vote on the committee’s recommendations. Those director candidates approved by a majority of the Board shall be nominated for election by the Company’s stockholders at the next annual meeting.

The chair of the Board and the Chief Executive Officer will contact any director candidate(s) so approved, invite them to attend the Company’s annual meeting and to join the Board at its first meeting thereafter, if they are elected by the Company’s stockholders at the annual meeting. In the case of a director candidate appointed between annual meetings, the same nominating process will generally apply except that the approved director candidate will be invited to join the Board at its next meeting after his or her approval by the Board.

4.	Director Terms

Subject to any rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the directors of the Company shall director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject to such director’s earlier death, resignation, retirement, disqualification or removal. Directors who are appointed by third parties having the right to appoint one or more Board members shall be subject to the terms of appointment established by such third party pursuant to its legal rights with the Company.

5.	Change of Position

The Board does not believe that directors who retire or change the position they held when they became a member of the Board should necessarily leave the Board. Promptly following such event, the director must notify the Nominating and Corporate Governance Committee, which shall review the continued appropriateness of the affected director remaining on the Board under the circumstances. The affected director is expected to act in accordance with the Nominating and Corporate Governance Committee’s recommendation following such review.

6.	Limitations on Board Service

The Board does not believe that its members should generally be prohibited from serving on boards and/or committees of other organizations, and the Board has not adopted any guidelines limiting such activities. However, prior to becoming a director of another public company, a director of the Company shall notify the chair of the Nominating and Corporate Governance Committee, the chair of the Board and the Chief Executive Officer to address whether the aggregate number of directorships held by such director would interfere with his or her ability to carry out his or her responsibilities as a director of the Company. In addition, the Audit Committee will be informed if there is concern that any directorship with another company might create a conflict of interest. In the event that the Board determines that the additional directorship constitutes a conflict of interest or interferes with such director’s ability to carry out his or her responsibilities as a director of the Company, such director, upon the request of the Board, shall either offer his or her resignation or not accept the other directorship.

IV.	DIRECTOR ACCESS TO MANAGEMENT AND INDEPENDENT ADVISORS

1.	Access to Management

Directors shall have full and unrestricted access to any relevant records of the Company and may request that any officer or other employee of the Company or the Company’s outside counsel or accountants meet with any members of, or consultants to, the Board or any committee of the Board. As a courtesy, directors will exercise their judgment to ensure that this access does not impede or interfere with the conduct of the Company’s business and is coordinated, where possible, through the Chief Executive Officer, so as not to undermine normal lines of management authority.

2.	Access to Independent Advisors

In their sole discretion, the Board and each committee of the Board shall have the sole authority and responsibility to select, employ, retain and terminate any financial, legal, executive search, consulting and other professional advisors as they deem necessary or appropriate to assist in the discharge of their responsibilities. The Company shall pay the professional fees and reasonable expenses of any such independent advisors retained by the Board or any of its committees.

V.	DIRECTOR COMPENSATION

The Compensation Committee shall establish the amount and form of compensation to be paid to directors of the Company, if any. In making its recommendations, the Compensation Committee shall consider the director compensation policies at the Company’s competitors and other comparable companies to ensure that the total compensation the Company pays to its directors is reasonable. The Board shall review its directors’ compensation policy annually. Members of management who are also members of the Board shall not receive any additional compensation for their service as directors or members or chairs of the committees.

VI.	DIRECTOR ORIENTATION AND CONTINUING EDUCATION

1.	Director Orientation

New directors shall review such materials as are provided by the Company and participate in an orientation session designed jointly by the Nominating and Corporate Governance Committee, the Chief Executive Officer and the Company’s senior management in order to become familiar with the Company, specifically including its:

●	existing operations and financial performance;

●	strategic plans and businesses;

●	financial plans, goals and projections;

●	core values, including its Code of Business Conduct and Ethics; and

●	corporate governance practices, procedures and policies.

2.	Continuing Education

The Nominating and Corporate Governance Committee shall endeavor to assure that all directors’ continuing education is adequate to permit them to fulfill their responsibilities. Directors are also encouraged to take advantage of any available educational opportunities that would further their understanding of the business of the Company and enhance their performance on the Board.

VII.	EXECUTIVE SUCCESSION PLANNING AND RETENTION

The Board will receive updates and recommendations from the Compensation Committee regarding retention and succession planning for the Chief Executive Officer and other key members of the Company’s senior management team. The plan of succession includes an assessment of the experience, performance, skills and planned career paths for possible successors for the Chief Executive Officer position and other key executive roles. The Compensation Committee leads the annual review of the Chief Executive Officer’s performance, in which all members of the Board provide input, and oversees the Chief Executive Officer’s performance review of senior executives for purposes of compensation decisions, succession planning and leadership development. The Chief Executive Officer shall also provide the Board with an assessment of potential successors to key executive positions within the Company.

VIII.	ANNUAL SELF-EVALUATION

The Board and each committee of the Board shall perform an annual self-evaluation of its performance, with a particular focus on overall effectiveness. The Nominating and Corporate Governance Committee is responsible for overseeing the self-evaluation process and proposing any modifications or alterations in practices, procedures or charters of the Board or committees of the Board. The self-evaluation results and any recommendations made by the Nominating and Corporate Governance Committee to enhance the Board’s functioning will be discussed by the full Board.

IX.	STOCKHOLDER ACCESS TO THE BOARD

1.	Communications to the Board

Stockholders and other interested parties may contact any or all members of the Board by mail. Such correspondence should be sent to Trajectory Alpha Acquisition Corp., 99 Wall Street, #5801, New York, New York 10005. Other methods by which a person may contact the Board may be set forth on the Company’s website.

All communications received as set forth in the preceding paragraph will be opened by the Chief Executive Officer or the Chief Financial Officer for the sole purpose of determining whether the contents represent a message to the Board. The Chief Executive Officer or the Chief Financial Officer will forward copies of all correspondence that, in the opinion of the Chief Executive Officer or the Chief Financial Officer, deals with the functions of the Board or committees of the Board or that he or she otherwise determines requires the attention of any member, group or committee of the Board. The Chief Executive Officer or the Chief Financial Officer, as the case may be, will not forward other correspondence.

X.	PRE-CLEARANCE OF TRANSACTIONS

It is not permissible for any director or officer to engage in any transaction in the Company’s securities without first obtaining pre-clearance of the transaction from the Chief Financial Officer or, if the transaction involves the Chief Financial Officer, from the Chief Executive Officer. The officer providing such pre-clearance is referred to herein as the “Pre-Clearance Officer.” A request for pre-clearance should be submitted to the Pre-Clearance Officer at least two (2) days in advance of the proposed transaction. The Pre-Clearance Officer is under no obligation to approve, and may determine not to permit, any transaction submitted for preclearance. If pre-clearance is denied, such denial must be kept confidential by the person requesting pre-clearance. Unless otherwise provided, pre-clearance of a transaction is valid for three (3) business days. If the transaction is not executed within such time, the person requesting preclearance must request pre-clearance again.